UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2022
_____________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 20, 2022, the Federal Home Loan Bank of Indianapolis (the "Bank") reported the election of new director Ryan M. Warner and the re-election of Robert M. Fisher to the Bank’s Board of Directors (the "Board") and reported this information on the Bank’s Form 8-K filing on October 20, 2022 (the “Original Report"). On that date,
•the committees of the Board on which these directors will serve had not been determined; and
•the terms of the policy pursuant to which they would be remunerated for their services to the Bank had not been adopted.

On November 18, 2022, the Bank filed Amendment No. 1 on Form 8-K/A to supplement the Original Report to disclose the Board’s election of Director Fisher to serve as vice chair of the Board for a two-year term commencing January 1, 2023.

This Amendment No. 2 on Form 8-K/A further supplements the Original Report to disclose
•the policy pursuant to which they and the other Bank directors will be remunerated for their services for 2023; and
•the committee assignments of these directors together with the committee assignments for all of the Bank’s directors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2023 Directors’ Compensation and Expense Reimbursement Policy
On November 18, 2022, the Board adopted the 2023 Directors’ Compensation and Expense Reimbursement Policy (“Policy”), effective January 1, 2023. The Policy is subject to the non-objection of the Federal Housing Finance Agency, which the Bank received on December 16, 2022.

The following description of the Policy is qualified in its entirety by reference to the full text of the Policy, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Annual Compensation

The Policy provides for a Bank director (other than the Chair, Vice Chair, and Committee chairs) who attends at least seventy-five percent of all scheduled in-person meetings and conference calls, subject to limited exceptions set forth in the Policy, to be paid a total annual fee of $118,720. The Policy provides for the Chair and Vice Chair of the Board to be paid an annual fee of $150,520 and $134,090, respectively. The Policy also provides for the Chairs of the Audit Committee and the Risk Oversight Committee to be paid an annual fee of $133,030, and the Chair of each other Committee to be paid an annual fee of $129,850 (except the Board Chair serving as Chair of the Executive/Governance Committee). Any director that serves as chair of more than one committee shall be entitled to receive an additional fee of $10,000, prorated.

Expense Reimbursement

In addition, the Policy provides for the reimbursement of directors’ travel expenses. Travel expenses include reasonable and necessary transportation, meals, lodging, entertainment and incremental charges for long-distance telephone, internet, and cellular phone.

Performance Requirements

Director fees are subject to reduction or non-payment in certain circumstances for excessive absences. In addition, the Policy authorizes a reduction of a director's quarterly fee if a majority of disinterested directors determine that such director's performance, ethical conduct or attendance is significantly deficient.

Deferred Compensation

Directors are eligible to participate in the Directors’ Deferred Compensation Plan. Under this plan, directors may elect to defer all or a portion of the fees payable to them for a calendar year for their services as directors. This plan is more fully discussed in Item 11 — Executive Compensation — Director Compensation — Directors’ Deferred Compensation Plan in the Bank’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2022.

2023 Committee Assignments
On December 15, 2022, the Board approved the following Committee assignments for all Directors for 2023:

Executive/Governance Committee
Karen F. Gregerson, Chair
Robert M. Fisher, Vice Chair
Charlotte C. Decker
Robert D. Long
Michael J. Manica
Larry W. Myers
Christine Coady Narayanan
Todd E. Sears
Clifford M. Clarke (alternate)

Affordable Housing Committee
Todd E. Sears, Chair
Perry G. Hines, Vice Chair
Clifford M. Clarke
Michael J. Manica
Christine Coady Narayanan
Karen F. Gregerson, Ex-Officio Voting Member

Audit Committee
Robert D. Long, Chair
Sherri L. Reagin, Vice Chair
Charlotte C. Decker
Larry W. Myers
Ryan M. Warner
Karen F. Gregerson, Ex-Officio Voting Member

Finance/Budget Committee
Michael J. Manica, Chair
Larry W. Myers, Vice Chair
Michael E. Bosway
Robert M. Fisher
Sherri L. Reagin
Ryan M. Warner
Karen F. Gregerson, Ex-Officio Voting Member

Human Resources Committee
Christine Coady Narayanan, Chair
Ryan M. Warner, Vice Chair
Clifford M. Clarke
Robert M. Fisher
Perry G. Hines
Karen F. Gregerson, Ex-Officio Voting Member

Risk Oversight Committee
Larry W. Myers, Chair
Michael E. Bosway, Vice Chair
Perry G. Hines
Sherri L. Reagin
Todd E. Sears
Ryan M. Warner
Karen F. Gregerson, Ex-Officio Voting Member

Technology Committee
Charlotte C. Decker, Chair
Clifford M. Clarke, Vice Chair
Michael E. Bosway
Robert D. Long
Todd E. Sears
Karen F. Gregerson, Ex-Officio Voting Member

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	2023 Directors’ Compensation and Expense Reimbursement Policy
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2022

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer